                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration Statement on Form S-8 of our report dated February 2, 2000 relating to the financial statements of Prime Response, Inc., which appears in Prime Response, Inc.'s Registration Statement on Form S-1 (No. 333-92461), for the three years ended December 31, 1999.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2000
                                                  /s/ PricewaterhouseCoopers LLP